Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt

NOTE 10 – DEBT

Floor Plan Notes Payable

On February 27, 2017, the Company and Bank of America amended the Floor Plan Notes Payable asset-based borrowing facility to (a) increase the aggregate availability from $120 million to $140 million; (b) modify certain financial covenants; (c) decrease the interest rate applicable to the facility over time until it reaches LIBOR plus 2.25% for the period from November 1, 2017 until the maturity date (November 18, 2018) of the facility; and (d) amend or modify other terms and conditions.

The entire facility may be used to finance new vehicle inventory but only up to $40.0 million may be used to finance pre-owned vehicle inventory, of which a maximum of $5.0 million may be used to finance rental units. Borrowings outstanding under this facility totaled $105,207 and $95,999 at December 31, 2017 and 2016, respectively. For the years ended December 31, 2017 and 2016, respectively, interest was based on LIBOR plus rates ranging between 2.25% and 3.25% (3.63% and 4.03% at December 31, 2017 and 2016, respectively). Principal is due upon the sale of the respective vehicle. Interest expense on the floor plan notes payable was approximately $3,739 and $2,270 for the years ended December 31, 2017 and 2016, respectively.

During the years ended December 31, 2017 and 2016, respectively, the Company incurred financing costs of $139 and $260, respectively, in connection with amendments of the floor plan financing agreement, which have been recorded as debt discount.

Floor plan notes payable consist of the following:

	As of December 31,
	2017	2016
Floor plan notes payable, gross	$105,207	$95,999
Debt discount	(231)	(317)
Floor plan notes payable, net of debt discount	$104,976	$95,682

Revolving Line of Credit

On November 18, 2015, the Company entered into a credit agreement with Bank of America for an aggregate commitment amount of $20,000, which includes two facilities (the “BOA Credit Agreement”). One of the two facilities under the BOA Credit Agreement is a $7,000 revolving line of credit (“Revolver”) which matures on November 18, 2020. The Revolver bears interest at LIBOR plus 3.5% per annum and has no minimum payment requirements. The principal balance on the Revolver was $0 and $3,000 and the availability on the Revolver was $7,000 and $4,000 at December 31, 2017 and 2016, respectively. Interest expense on the BOA Revolver was $78 and $159 for the years ended December 31, 2017 and 2016, respectively.

Long-Term Debt

The second of two facilities under the BOA Credit Agreement is a $13,000 term note payable (“Term Loan”) which is collateralized by accounts receivable, inventory and equipment and matures on November 18, 2020 with a balloon payment due of $3,867. The Term Loan bears interest at LIBOR plus 3.50% (4.84% and 4.73% at December 31, 2017 and 2016, respectively) per annum and requires monthly payments equal to $155 of principal, plus interest. The principal balance on the Term Loan was $9,130 and $10,988 at December 31, 2017 and 2016, respectively. Interest expense on the BOA Term Loan was $491 and $474 for the years ended December 31, 2017 and 2016, respectively.

Long term debt consists of the following:

	As of December 31,
	2017			2016
	Gross Principal Amount	Debt Discount	Total Debt, Net of Debt Discount	Gross Principal Amount	Debt Discount	Total Debt, Net of Debt Discount

Term loan	$9,130	$(65)	$9,065	$10,988	$(143)	$10,845
Capital lease obligation-equipment	12	-	12	12	-	12
Total long-term debt	9,142	(65)	9,077	11,000	(143)	10,857
Less: current portion	1,870	-	1,870	1,871	-	1,871
Long term debt, non-current	$7,272	$(65)	$7,207	$9,129	$(143)	$8,986

The maturities of the long-term debt are as follows:

Years ending December 31,
2018	1,870
2019	1,859
2020	5,413
$9,142

Other Debt Terms

The Revolver, the Term Loan and the Floor Plan Notes Payable, collectively known as (the “BOA Debt”) are collateralized by substantially all of the Company’s assets, pursuant to the terms of the Amended and Restated Security Agreement between the Company and the lender. The BOA Debt is subject to certain financial and restrictive covenants including current ratio as defined. The Company was in compliance with all covenants at December 31, 2017 and 2016.

As of December 31, 2017, the payment of dividends by the Company (other than from proceeds of revolving loans) was permitted pursuant to the terms of the BOA Debt, so long as at the time of the payment of any such dividend, no event of default existed under the BOA Debt or would result from the payment of such dividend, and so long as any such dividend was permitted under the BOA Debt (including any event of default that would result from failure to comply with the current ratio test under the BOA Debt). As of December 31, 2017, the maximum amount of cash dividends that the Company could make, from legally available funds, to its stockholders was limited to $6,620 (pursuant to a calculation as defined in the BOA Credit Agreement and the floor plan facility).